UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2022

ITC HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32576

Michigan	32-0058047
(State of Incorporation)	(IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377
(Address of principal executive offices) (zip code)

(248) 946-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

Issuance of METC Senior Secured Notes

On May 10, 2022, Michigan Electric Transmission Company, LLC (“METC”), an indirect wholly-owned subsidiary of ITC Holdings Corp. (the “Company”), issued $75,000,000 aggregate principal amount of its 3.05% Series B Senior Secured Notes due 2052 (the “METC Notes”) in a private placement in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”). The METC Notes were sold by METC to institutional accredited investors (as defined by Rule 501(a) of the Securities Act) pursuant to a Purchase Agreement dated August 3, 2021 (the “Purchase Agreement”). METC agreed to sell the METC Notes subject to the satisfaction of certain terms and conditions provided in the Purchase Agreement. METC will apply the net proceeds of the sale of the METC Notes to repay indebtedness under its Revolving Credit Agreement, dated as of October 23, 2017 (as amended and restated as of January 10, 2020 and as further amended on May 17, 2021 and as otherwise amended, modified, supplemented, restated and replaced from time to time), to partially fund capital expenditures, and for general corporate purposes.

The METC Notes were issued under METC’s first mortgage indenture (the “Mortgage Indenture”), dated as of December 10, 2003, between The Bank of New York Mellon Trust Company, N.A., as successor to JPMorgan Chase Bank, as trustee (the “Trustee”), as supplemented by the third supplemental indenture thereto, dated as of December 11, 2008, between METC and the Trustee (the “Third Supplemental Indenture”) and the eleventh supplemental indenture thereto, dated as of July 19, 2021, between METC and the Trustee (the “Eleventh Supplemental Indenture” and, together with the Third Supplemental Indenture and the Mortgage Indenture, the “METC Indenture”). The METC Notes are secured by a first mortgage lien on substantially all of METC’s real and tangible personal property equally with all other securities theretofore or thereafter issued under the Mortgage Indenture, with such exceptions as described in, and such releases as permitted by, the METC Indenture.

Interest on the METC Notes is payable semi-annually on May 10 and November 10 of each year, commencing on November 10, 2022, at a fixed rate of 3.05% per annum. METC may redeem the METC Notes, in whole or in part, in an amount not less than $5,000,000 in aggregate principal amount in the case of a partial redemption, at any time or from time to time with not less than 10 days and not more than 60 days’ prior notice at a redemption price equal to the sum of (a) 100% of the principal amount of such METC Notes, (b) accrued and unpaid interest thereon to the redemption date and (c) a make-whole amount, if any, determined using a discount rate of treasuries plus 110 basis points. METC may also redeem the METC Notes in whole on or after November 10, 2051 at a redemption price equal to the principal amount of the METC Notes plus accrued and unpaid interest thereon to the redemption date. The principal amount of the METC Notes is payable on May 10, 2052.

The METC Notes and the METC Indenture contain events of default customary for such a transaction, including, without limitation, failure to pay interest on any Security (as defined in the METC Indenture) for five days after becoming due; failure to pay principal on any Security when due; failure to comply with material covenants contained in the METC Indenture, subject to a 30-day cure period; failure to comply with other covenants contained in the METC Indenture and the other financing agreements relating to the offering of the METC Notes, subject to a 60-day cure period; material breaches of representations and warranties; defaults in respect of obligations relating to certain debt; certain unsatisfied judgments; and certain events relating to reorganization, bankruptcy and insolvency of METC. If an “Event of Default” (as defined in the METC Indenture) occurs, any holder of the Securities may accelerate its Securities (rather than all the Securities) pursuant to any payment Event of Default; the trustee or holders of 25% (in the case of a payment default) or a majority (in the case of any other default) of the outstanding principal amount of the Securities may accelerate all the Securities pursuant to any Event of Default; and all amounts are automatically accelerated pursuant to any reorganization, bankruptcy or insolvency Event of Default.

The above description of the METC Indenture does not purport to be a complete statement of the parties’ rights and obligations thereunder. Such description is qualified in its entirety by reference to the Eleventh Supplemental Indenture, a copy of which was attached to the Company’s Current Report on Form 8-K filed on August 3, 2021 as Exhibit 4.55, and the Mortgage Indenture, a copy of which was attached to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 as Exhibit 4.14, each of which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

4.14	First Mortgage Indenture, dated as of December 10, 2003, between Michigan Electric Transmission Company, LLC and JPMorgan Chase Bank, as trustee (incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 filed on November 2, 2006).

4.24	Third Supplemental Indenture, dated as of November 25, 2008, between Michigan Electric Transmission Company, LLC and The Bank of New York Mellon Trust Company, N.A., (as successor to JPMorgan Chase Bank) as trustee (incorporated by reference to the Company’s Current Report on Form 8-K, filed December 23, 2008).

4.55	Eleventh Supplemental Indenture, dated as of July 19, 2021, between Michigan Electric Transmission Company, LLC and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank), as trustee (incorporated by reference to Exhibit 4.55 of ITC Holdings Corp.’s 8-K filed on August 3, 2021).

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC HOLDINGS CORP.

Date: May 10, 2022	By:	/s/ Christine Mason Soneral
Christine Mason Soneral
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary